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                                                                    Exhibit 10.2

                                  AMENDMENT TO
                               EXCESS BENEFIT PLAN

     Morgan Stanley & Co. Incorporated (the "Corporation") hereby amends the Morgan Stanley & Co. Incorporated Excess Benefit Plan, as amended (the "Excess Plan"), as follows:

     1. Effective September 1, 2002, Section III of the Excess Plan is amended by adding a new sentence at the end of the first paragraph thereof to read as follows:

          "Notwithstanding the foregoing, only persons who have an Excess Benefit under this Plan on August 31, 2002, may participate in this Plan on or after September 1, 2002."

     IN WITNESS WHEREOF, the Corporation has caused this Amendment to be executed on its behalf as of the 27th day of August, 2002.



                                            MORGAN STANLEY & CO. INCORPORATED


                                            By:  /s/ Michael T. Cunningham
                                                 -------------------------------